Exhibit 10.1

Execution Version
SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of the 7th day of March, 2025 (the “Effective Date”), by and among LINCOLN EDUCATIONAL SERVICES CORPORATION, a New Jersey corporation (“Borrower”), certain Subsidiaries of Borrower as guarantors (the “Guarantors” and collectively with Borrower, the “Loan Parties”) and FIFTH THIRD BANK, NATIONAL ASSOCIATION (“Lender”).

R E C I T A L S:

WHEREAS, pursuant to that certain Credit Agreement dated as of February 16, 2024, executed by and between Borrower and Lender (as amended by that certain First Amendment to Credit Agreement dated as of June 28, 2024 and as may be further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”, and the Credit Agreement prior to giving effect to this Amendment being referred to as the “Existing Credit Agreement”), Lender agreed to make available to Borrower a revolving credit facility; and

WHEREAS, Borrower has requested, and Lender has agreed to, make certain amendments and modifications to the terms, conditions and provisions of the Existing Credit Agreement and the Guaranty and Security Agreement as more particularly set forth herein;

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

A G R E E M E N T:

1.          Recitals.  The Recitals are hereby incorporated into this Amendment as if fully set forth herein.

2.         Capitalized Terms.  Capitalized terms used herein but not expressly defined herein shall have the meanings ascribed to them in the Credit Agreement.

3.        Amendments to the Credit Agreement and Guaranty and Security Agreement.   The Existing Credit Agreement and Guaranty and Security Agreement are hereby amended and modified as follows:

(a)          The Existing Credit Agreement (excluding the Exhibits thereto (other than as set forth below)) is hereby amended such that, after giving effect to this Amendment, it shall read in its entirety as set forth on Annex A and Annex B attached hereto.

(b)          Exhibit A (Form of Compliance Certificate) to the Existing Credit Agreement is hereby amended such that, after giving effect to this Amendment, it shall read in its entirety as set forth on Annex C hereto.

(c)          The Schedules to the Guaranty and Security Agreement are hereby amended such that, after giving effect to this Amendment, they shall read in their entirety as set forth on Annex D hereto.

4.         Effectiveness.  This Amendment shall be deemed effective as of the Effective Date upon the satisfaction of the following conditions precedent:

(a)          This Amendment or counterparts hereof shall have been duly executed by each party hereto and delivered to Lender.

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(b)          Lender shall have received such documents, instruments, agreements and legal opinions as Lender shall reasonably request in connection with the transactions contemplated by this Amendment, each in form and substance reasonably satisfactory to Lender.

(c)          Lender shall have received (i) satisfactory evidence that the Loan Parties have obtained all required consents and approvals of all Persons including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the other Loan Documents or (ii) an officer’s certificate in form and substance reasonably satisfactory to Lender affirming that no such consents or approvals are required.

(d)          Borrower shall have paid to Lender (i) an amendment Fee in the aggregate amount of $75,000 (the “Amendment Fee”), such Amendment Fee is fully-earned and non-refundable as of the Effective Date, (ii) any other Fees required to be paid on the Effective Date, and (iii) shall have reimbursed Lender for all Fees, costs and expenses of closing presented as of the Effective Date.

(e)          Lender shall have received (i) documentation and other information reasonably requested by Lender in order to comply with applicable law, including the USA PATRIOT Act, and (ii) to the extent Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification.

5.          Representations and Warranties. Borrower and each of the other Loan Parties, by its execution of this Amendment, hereby represent and warrant to Lender as follows:

(a)         The representations and warranties of Borrower and each of the other Loan Parties contained in Article III of the Credit Agreement or in any other Loan Document, or which are contained in any certificate or other document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality or Material Adverse Effect in the text thereof), except to the extent that such representation or warranty expressly relates to an earlier date in which case such representation or warranty is true and correct in all material respect as of such earlier date (except that such material qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof).

(b)          No Default or Event of Default has occurred and is continuing or would result after giving effect to this Amendment.

(c)          There has been no event or circumstance since December 31, 2024 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect.

(d)          Each Loan Party has taken all necessary corporate or limited liability company action to authorize the execution, delivery and performance of this Amendment.

(e)          This Amendment has been duly executed and delivered by each of the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar Laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

(f)          No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance by any Loan Party of this Amendment other than those that have already been obtained and are in full force and effect or the failure of which to have obtained would not reasonably be expected to have a Material Adverse Effect.

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6.          Reaffirmations.  Each of the Loan Parties hereby consents, acknowledges and agrees to the amendments and other agreements set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which it is a party (including without limitation the continuation of each such Person’s payment and performance obligations thereunder and the granting and continuance of Lender’s Liens on the Collateral pursuant to the Collateral Documents) and the enforceability of such Loan Documents in accordance with their respective terms, in each case upon and after the effectiveness of this Amendment and the amendments and the other agreements contemplated hereby.  This Amendment is a Loan Document.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

7.          Reference to the Effect on the Loan Documents.  Upon the effectiveness of this Amendment, each reference in the Loan Documents to “the Credit Agreement,” “the Guaranty and Security Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement and/or the Guaranty and Security Agreement, as applicable, as modified by this Amendment.

8.      Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF. The provisions of Sections 11.12 and 11.13 of the Credit Agreement are incorporated herein as though fully set forth herein.

9.        Expenses. The Borrower agrees to pay, in accordance with and subject to the limitations in Article X of the Credit Agreement, all reasonable and documented out-of-pocket expenses incurred by Lender in connection with the preparation, execution, and delivery of this Amendment and the other instruments and documents to be delivered hereunder.

10.        Severability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

11.        Headings.  Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

12.      Counterparts.  This Amendment may be executed in counterparts, and all executed counterparts taken together shall be deemed to constitute one and the same instrument, and any signature page may be detached and assembled to form a single original document.  Facsimile or e-mail/PDF copies of counterpart signature pages shall be considered equivalent to counterpart signature pages with ink signatures for all purposes.

[signatures appear on successive pages]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the year and date first set forth above.

BORROWER:

LINCOLN EDUCATIONAL SERVICES CORPORATION

By:	/s/ Brian K. Meyers
Brian K. Meyers
Chief Financial Officer

GUARANTORS:

LINCOLN TECHNICAL INSTITUTE, INC.

By:	/s/ Brian K. Meyers
Name:	Brian K. Meyers
Title:	Treasurer

NEW ENGLAND ACQUISITION, LLC

By:	/s/ Brian K. Meyers
Name:	Brian K. Meyers
Title:	Treasurer

NASHVILLE ACQUISITION, L.L.C.

By:	/s/ Brian K. Meyers
Name:	Brian K. Meyers
Title:	Treasurer

EUPHORIA ACQUISITION, LLC

By:	/s/ Brian K. Meyers
Name:	Brian K. Meyers
Title:	Treasurer

Lincoln Educational Services Corporation
Second Amendment to Credit Agreement
Signature Page

NN ACQUISITION, LLC

By:	/s/ Brian K. Meyers
Name:	Brian K. Meyers
Title:	Treasurer

Lincoln Educational Services Corporation
Second Amendment to Credit Agreement
Signature Page

BANK:

FIFTH THIRD BANK, NATIONAL ASSOCIATION

By:	/s/ Taylor Beringer
Taylor Beringer
Senior Vice President

Lincoln Educational Services Corporation
Second Amendment to Credit Agreement
Signature Page

Annex A

(Conformed Credit Agreement)

[see attached]

Annex B

(Conformed Credit Agreement Schedules)

[see attached]

Annex C

(Conformed Compliance Certificate)

[see attached]

Annex D

(Conformed Guaranty and Security Agreement Schedules)

[see attached]